______________________________________________________________________________



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)
                                 August 26, 1996


                  OPTION ONE/CTS MORTGAGE LOAN TRUST 1996-1
           (Exact name of registrant as specified in its charter)




                                                         13-3881133 and
        NEW YORK                       33-96410          13-3881130
(State or Other Jurisdiction           (Commission)      (I.R.S.Employer
of Incorporation)                      File Number)      Identification No.)



c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York
                                                      10001-2697
(Address of Principal)                               (Zip Code)


Registrant's telephone number, including area code (212) 946-3185



                               NO CHANGE
    (Former name or former address, if changed since last report)



______________________________________________________________________
Note: Please see page 5 for Exhibit Index

Item 5.   OTHER EVENTS.

     On August 26, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of July, 1996 dated
August 26, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of July, 1996 was $93,449.16.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of July
1996.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /s/    JEROME M. PERELSON
                               -------------------------
                               Name:  Jerome M. Perelson
                               Title: Vice President

                         By:   /s/    SUSAN E. O'DONOVAN
                               -------------------------
                               Name:  Susan E. O'Donovan
                               Title: Vice President




Dated:  September 6, 1996

                                 EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.  Trustee's Monthly Servicing Report for the
     Month of July, 1996.


                                                                     5